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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 20, 2001


             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
        (formerly known as "Chase Commercial Mortgage Securities Corp.")
 -------------------------------------------------------------------------------
                           (Exact name of registrant)

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
         Delaware                              333-30082                       13-3789046
-----------------------------         ------------------------            -------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


                  60 Wall Street, New York, New York        10260-0060
             -------------------------------------------- --------------
               (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  (212) 648-3636



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Item 5.  Other Events:


         On or about July 17 and 20, 2001, J.P. Morgan Chase Commercial Mortgage Securities Corp. (formerly known as Chase Commercial Mortgage Securities Corp.) (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1996-2, Series 1997-1, Series 1997-2, Series 1998-1, Series 1998-2, Series 1999-1, Series 1999-2, Series 2000-1, Series
2000-2 and Series 2000-3 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          ---------------

                  20.1 Monthly Reports with respect to the July 17 and 20, 2001 distributions.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 24, 2001

                                           THE CHASE MANHATTAN BANK,
                                           As Paying Agent, on behalf of
                                           J.P. Morgan Chase Commercial Mortgage
                                           Securities Corp.


                                           By: /s/ Diane E. Wallace
                                           -------------------------------
                                           Name: Diane E. Wallace
                                           Title: Assistant Vice President



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                                             INDEX TO EXHIBITS
                                             -----------------

Exhibit No.                                  Description
-----------                                  -----------
20.1                                         Monthly Reports with respect to the
                                             distributions to certificateholders
                                             July 17 and 20, 2001.